UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

______________________________

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 11, 2012

EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16653	73-1238709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6506 S. Lewis Ave., Suite 112 , Tulsa, OK 74136-1020

(Address of principal executive offices) (Zip Code)

(918) 488-8068

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 11, 2012, Empire Petroleum Corporation (the “Company”) entered into a Note Conversion Agreement (the “Agreement”) with The Albert E. Whitehead Living Trust (the “Holder”). Pursuant to the Agreement and on such date, (1) $300,012.50 in debt owed by the Company to the Holder (the “Outstanding Debt”) was converted into shares of common stock of the Company at a conversion rate of $0.05 per share, resulting in the issuance of 6,000,250 shares of common stock of the Company to the Holder and (2) each of the following notes relating to a portion of the Outstanding Debt and previously made by the Company in favor of the Holder was terminated in its entirety:

•	the Convertible Note, dated February 1, 2011, in the principal amount of $100,000,

•	the Convertible Note, dated April 17, 2012, in the principal amount of $133,603 and

•	the Promissory Note, dated August 28, 2012, made by the Company in favor of the Holder in the principal amount of $25,000.

Mr. Albert E. Whitehead, the trustee of the Holder, is the Chief Executive Officer and a member of the board of directors of the Company. Accordingly, Mr. Whitehead did not participate in the board of directors’ deliberations on, or approval of, the Agreement or the transactions contemplated thereunder.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference. The private placement of 6,000,250 shares of common stock of the Company to the Holder pursuant to the Agreement was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof. Each of the Holder and Mr. Whitehead is a sophisticated investor with the experience and expertise to evaluate the merits and risks of an investment in the Company’s securities and the financial means to bear the risks of such an investment. In addition, as Chief Executive Officer of the Company and a member of the Company’s board of directors, Mr. Whitehead has access to all of the material information regarding the Company that an investor would have received if the offer and sale of the securities had been registered.

Item 9.01. Financial Statements and Exhibits.

The exhibit listed below is filed herewith.

(d) Exhibits.

Exhibit No.	Description
10.1	Note Conversion Agreement, Dated December 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION

Date: December 11, 2012	By:	/s/ Albert E. Whitehead
Albert E. Whitehead
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Note Conversion Agreement, Dated December 11, 2012